Dear Fellow Shareholders:

Performance Review--Your Fund had a total return (market price change plus income) of 0.1% for the third quarter of 2002. In comparison, the S&P Utilities Index had a total return of -22.3%, and a composite of the S&P Utilities Index and the Lehman Utility Bond Index, reflecting the stock and bond ratio of the Fund, had a total return of -16.4%. The Fund's comparable total returns for the year-to-date period are -4.4%, -33.1%, and -24.8% respectively.

During the third quarter of 2002, your Fund paid three monthly 6.5 cent dividends. The 6.5 cent per share monthly rate, without compounding, would be 78 cents annualized, or a 7.82% common stock dividend yield based on the September 30, 2002, closing price of $9.97 per share. That yield compares favorably with the quarter-end yields of 6.00% on the Dow Jones Utility Index and 5.66% on the S&P Utilities Index.

Most stock investors, whether in utilities or in equities generally, have suffered significant market volatility and negative returns for the first three quarters of this year. As shareholders of this Fund, you have enjoyed significantly better results than any popular broad index, but have experienced volatility. A review of factors contributing to the general market malaise, and factors specific to the utility industries, may give perspective on how we arrived at this situation and where we might be headed.

Looking Back: The nine years of economic growth that began in 1991 were the longest period of expansion in U.S. history. The domestic economy grew over 4% annually during the last several years of the expansion cycle, and unemployment was low. A large U.S. trade deficit meant that American demand was creating prosperity abroad, and even in long-suffering Japan, the government was claiming that the worst was over and recovery was on the way.

The stock market enjoyed historically high total returns for the decade of the 1990's. Corporate high-tech investments, particularly in computers and communications, were changing the face of business - increasing productivity and elevating growth and income expectations. The rising stock market reflected these expectations, which in turn encouraged consumers to spend. Business investment surged with easily available financing from the stock and bond markets.

The stock markets began discounting a coming slowdown early in 2000. However, it was not until late in 2001 that the business cycle dating committee--a panel of senior economists at the National Bureau of Economic Research--determined that the U.S. economy had, in fact, entered recession in March 2001. What many investors first hoped would be a small correction in the stock markets became one of the worst bear markets on record. What happened?

Over the course of the previous decade, the growth in productive capacity for many types of consumer durable goods and business capital equipment had outpaced the demand for the output of the new capacity. Further, such factors as a rise in the cost of energy beginning late in 2000, emerging economic weakness on the part of our major international trading partners, and the terrorist attacks in New York City in September 2001 reduced consumer purchasing power and confidence. A cycle of lower consumption and production became self-fulfilling, and in some sectors business inventory liquidation occurred. As it became clearer that economic growth and corporate profitability forecasts were persistently optimistic, investors reduced commitments to stocks and corporate bonds and prices fell.

Cyclical revaluation of investments based on business conditions is not uncommon, and typically affects all industries simultaneously to one degree or another. As we have discussed in previous shareholder letters, the utility industries in which your Fund invests have been affected by sector-specific factors in addition to factors affecting the general market.

For the electric utilities, a mild 2001 summer cooling and fall heating season coupled with the economic downturn reduced demand for electricity. As demand was weakening, the industry was also experiencing a very large increase in generation capacity, which was motivated by projected growth in electricity demand, facilitated by federal and state deregulation schemes, and financed by exuberant stock and bond markets. As it turned out however, the current electricity needs were lower than projected, the regulatory schemes were flawed, and the capital markets lost their exuberance.

The telecommunication industry has also experienced weak demand as a result of the recession and the ongoing effects of deregulation. New competitors have entered the field and old competitors have crossed into each other's turf. The resulting heightened competition has depressed prices -- a boon to consumers but a bane to stockholders. Moreover, technological developments had spurred many companies to invest in new infrastructure to accommodate what is now acknowledged to have been an overly optimistic forecast in near-term demand for high-speed data transfer and wireless services.

Looking Forward: From a macroeconomic perspective, the recovery from recession has not yet gained solid momentum. After a growth spurt during the first quarter this year, the Gross Domestic Product (GDP) has continued to experience positive growth but at a slower, choppy pace. Data also indicate that although the labor market is stabilizing with fewer layoffs, new hiring and job creation is lackluster. The economic recovery will have limited upside without a stronger job market, which in turn supports consumer spending and investor confidence.

Still, the resilience of the American consumer has been a key factor in the relative shallowness of the recession. High-productivity growth has boosted inflation-adjusted wages and income during this period and, coupled with low interest rates, has made it easier for consumers to afford big-ticket purchases, such as autos, houses and furniture. Business capital investment is likely to follow consumer spending and improve gradually, allowing companies to profit from the productivity of new technology.

The risk of war with Iraq remains a wildcard for the economy. Oil prices have risen steadily during the past few months, reflecting fear that war will disrupt world oil flows. If a war were limited as to theater and duration, any further price rises likely would be moderate and, with less uncertainty, prices might decline in the intermediate term. Most alternative scenarios involve more uncertainty and risk.

During this prolonged period of economic weakness and uncertainty, the Federal Reserve has acted to support demand and lay the groundwork for growth by aggressively easing monetary policy. On November 6, 2002, the Fed lowered the federal funds rate to 11/4%--a forty-year low. We believe that accommodative monetary policy, increased federal spending, and likely continued tax initiatives will nurture the economy's growth rate in 2003.

While improving economic fundamentals enhance the outlook for the utility industry, the industry still needs to work its way through the competitive environment and its unexpected side effects. For some companies the remedies could be a combination of asset sales, delays in capital spending, debt repayment, and equity issuance, or possibly merger or even failure. Many companies are returning to their core competencies, restructuring their balance sheets and exiting unprofitable businesses. For some other companies, particularly those with management that has guided them successfully through difficult times, this can be a period of opportunity to purchase good assets at attractive prices.

Supportive regulation and management capacity to handle regulatory risk are possibly the most important factors that will affect the health of utility companies going forward, because the consequences of decisions made in this arena will have the longest-term and most direct impact on companies, their employees, and the value of their stocks. Unfortunately, regulation continues to evolve in ways that can be difficult to divine.

American investors are still recovering from a crisis in confidence in corporate governance and financial reporting triggered by the bankruptcy of Enron Corp. following major restatements of historical earnings. A series of subsequent revelations by other public companies of failures in their corporate governance, financial reporting and independent audit systems has severely shaken the U.S. capital markets. The utilities industry has been particularly affected because of the major role Enron played in the energy markets. In July 2000, Congress enacted the Sarbanes-Oxley Act to address various structural weaknesses in the reporting and control systems of public companies. We hope that the implementation of the Sarbanes-Oxley reforms will restore investor confidence in the integrity of corporate management and the accuracy of financial statements.

Your Fund management believes that the stage is being set for a recovery in the valuation of high-quality securities. Seizing opportunities to invest in quality companies with strong corporate management and dividends while avoiding less secure investments have been key elements of Fund performance to-date. We remain diligent in our analysis and in our efforts to maintain a high-quality portfolio of investments for the Fund.

Board of Directors Meeting--At the regular October Board of Directors' meeting, the Board declared the following monthly dividend:

                    Cents Per Share Record Date Payable Date
                    --------------- ----------- ------------
                       6.5 cents    November 29 December 10

As is customary, the December dividend will be declared at the December meeting of the Board of Directors.

Automatic Dividend Reinvestment Plan and Direct Deposit Service--The Fund has a dividend reinvestment plan available to all registered shareholders. Those shareholders whose shares are held for them by a brokerage house or nominee in "street-name" may not participate in the Fund's automatic dividend reinvestment plan. For such shareholders desiring automatic dividend reinvestment, we suggest you contact your broker or other nominee.

As an added service, without cost to the shareholder, the Fund offers direct deposit service through electronic funds transfer to all registered shareholders currently receiving a monthly dividend check. This service is offered through The Bank of New York. For more information and/or an authorization form on automatic dividend reinvestment or direct deposit, please contact The Bank of New York (1-877-381-2537 or http://stock.bankofny.com).

Visit us on the Web--You can obtain the most recent shareholder financial report and dividend information at our web site, http://www.dnpselectincome.com.

We appreciate your interest in DNP Select Income Fund Inc., and we will continue to do our best to be of service to you.

/s/ Claire V. Hansen
                                          /s/ Nathan I. Partain

Claire V. Hansen, CFA
                                          Nathan I. Partain, CFA
Chairman
                                          President and Chief
                                          Executive Officer

                          DNP SELECT INCOME FUND INC.
                            STATEMENT OF NET ASSETS
                                  (UNAUDITED)
                              SEPTEMBER 30, 2002

COMMON STOCKS--83.9%

                                                              Market
                                                              Value
Shares         Company                                       (Note 1)
------------   -------                                     ------------

               [_] ELECTRIC--49.8%
   1,300,000   Allegheny Energy Inc....................... $ 17,030,000
   1,000,000   Allete Inc.................................   21,600,000
   1,001,000   Ameren Corp................................   41,691,650
   2,425,000   Aquila Inc.................................    9,942,500
     428,300   Consolidated Edison Inc....................   17,226,226
/#  /796,000   Dominion Resources.........................   40,381,080
   1,000,000   DTE Energy Co..............................   40,700,000
   1,100,000   Energy East Corp...........................   21,791,000
   1,000,000   Exelon Corp................................   47,500,000
/#  /900,000   FPL Group Inc..............................   48,420,000
   1,750,000   Iberdrola S.A. (Spain).....................   22,657,640
/#/1,000,000   Keyspan Corp...............................   33,500,000
     215,000   National Grid Group PLC ADR................    7,654,000
     770,000   National Grid Group PLC (United Kingdom)...    5,458,052
/#/2,256,600   NiSource Inc...............................   38,881,218
/#/1,318,600   NSTAR......................................   52,150,630
   1,120,000   Pinnacle West Capital Corp.................   31,091,200
   1,375,000   Progress Energy Inc........................   56,196,250
/#/1,000,000   Public Service Enterprise Group............   30,500,000
     850,000   Scottish & Southern Energy (United Kingdom)    9,129,580
     200,000   Scottish & Southern Energy ADR.............   21,544,600
/#/2,647,300   Southern Co................................   76,189,294
     893,971   TXU Corp...................................   37,287,530
/#/1,500,000   Vectren Corp...............................   33,000,000
                                                           ------------
                                                            761,522,450

               [_] GAS--4.9%
     926,000   AGL Resources..............................   20,455,340
/#  /900,000   Peoples Energy Corp........................   30,321,000
/#/1,000,000   WGL Holdings Inc...........................   23,910,000
                                                           ------------
                                                             74,686,340

    The accompanying note is an integral part of this financial statement.

                          DNP SELECT INCOME FUND INC.
                     STATEMENT OF NET ASSETS--(Continued)
                                  (UNAUDITED)
                              September 30, 2002


                                                            Market
                                                            Value
Shares         Company                                     (Note 1)
------------   -------                                   ------------

               [_] TELECOMMUNICATION--12.7%

/#/1,000,000   Alltell Corp............................. $ 40,130,000
   1,730,000   BellSouth Corp...........................   31,762,800
   1,637,230   SBC Communications Inc...................   32,908,323
     700,000   Swisscom AG ADR..........................   19,285,000
  /#/856,250   Telecom Corp. of New Zealand Interim ADR.   15,926,250
   1,068,400   Telstra Corp. ADR........................   13,846,464
/#/1,519,000   Verizon Communications...................   41,681,360
                                                         ------------
                                                          195,540,197

               [_] NON-UTILITY--16.5%
     130,000   Apartment Investment & Management Co.....    5,050,500
     195,000   Archstone Smith Trust....................    4,656,600
     340,000   Boston Properties Inc....................   12,648,000
     120,000   Camden Property Trust....................    3,978,000
     382,400   CBL & Associates Properties Inc..........   14,818,000
  /#/247,000   Centerpoint Properties Corporation.......   13,708,500
     580,000   Chelsea GCA Realty Inc...................   19,575,000
     100,000   Colonial Properties Trust................    3,618,000
     115,318   Corporate Office Properties Trust........    1,562,559
     451,214   Developers Diversified Realty Corporation    9,931,220
     295,000   Duke Realty Corp.........................    7,262,900
     205,000   Equity Office Properties Trust...........    5,293,100
     210,000   Equity Residential Properties Trust......    5,027,400
      83,100   Essex Property Trust Inc.................    4,108,464
     100,000   First Industrial Realty Trust............    3,099,000
  /#/275,000   General Growth Properties, Inc...........   14,162,500
  /#/290,000   Green S.L. Realty Properties Inc.........    8,914,600
     167,000   Health Care Property Investors Inc.......    7,114,200
     223,000   Health Care Realty Trust Inc.............    6,935,300
     215,000   Hospitality Properties Trust.............    7,120,800
     266,400   iStar Financial Inc. ....................    7,437,888
      48,000   Kimco Realty Corp........................    1,492,800
     175,000   Macerich Co..............................    5,421,500
     300,000   Pan Pacific Retail Properties Inc........   10,344,000
  /#/495,600   ProLogis Trust...........................   12,345,396

    The accompanying note is an integral part of this financial statement.

                          DNP SELECT INCOME FUND INC.
                     STATEMENT OF NET ASSETS--(Continued)
                                  (UNAUDITED)
                              September 30, 2002

                                                                   Market
                                                                   Value
Shares         Company                                            (Note 1)
------------   -------                                         --------------
      90,000   Realty Income Corp............................. $    3,073,500
      35,025   Reckson Associates Realty Corp.................        797,519
     171,545   Reckson Associates Realty Corp. Class B........      4,074,194
     119,367   Shurgard Storage Centers Inc...................      3,774,385
  /#/387,000   Simon Property Group...........................     13,827,510
     580,000   United Dominion Realty Trust...................      9,227,800
     340,000   Vornado Realty Trust...........................     13,413,000
     231,750   Weingarten Realty Investors....................      8,482,050
                                                               --------------
                                                                  252,296,185
                                                               --------------
               Total Common Stocks (Cost--$1,473,110,877).....  1,284,045,172
                                                               --------------

PREFERRED STOCKS--18.0%

               [_] UTILITY--18.0%
     200,000   Alltel Corp 73/4% 5/17/05......................      8,700,000
     750,000   Ameren Corp. 93/4% 5/15/05.....................     20,025,000
     450,900   Aquila Inc. 93/4% 11/16/02.....................      2,525,040
/#/1,200,000   Centurytel Inc. 6 7/8% 5/15/05.................     25,512,000
     626,200   Cinergy Corp. 91/2% 2/16/05....................     33,188,600
  /#/450,000   Dominion Resources 91/2% 11/16/04..............     22,855,500
     986,700   DTE Energy Co. 83/4% 8/16/05...................     25,427,259
  /#/700,000   Duke Capital Financing Trust III 8 3/8% 8/31/29     17,962,000
  /#/876,000   Duke Energy 8 1/4% 5/18/04.....................     14,322,600
     223,500   EIX Trust II Series B 8.60% 10/29/29 **........      4,391,775
     500,000   FPL Group Inc. 81/2% 2/16/05...................     25,750,000
     200,000   Keyspan Corp. 83/4% 5/16/05....................      9,730,000
     550,000   MediaOne Group 7.00% 11/15/02..................      7,441,500
     500,000   NiSource Industries Inc. 7.75% 2/19/03.........     17,225,000
     400,000   TXU Corp. 83/4% 11/16/05.......................     18,376,000
     500,000   TXU Corp. 8 1/8% 5/16/06.......................     21,775,000
                                                               --------------
               Total Preferred Stocks (Cost--$324,708,261)....    275,207,274
                                                               --------------

    The accompanying note is an integral part of this financial statement.

                          DNP SELECT INCOME FUND INC.
                     STATEMENT OF NET ASSETS--(Continued)
                                  (UNAUDITED)
                              September 30, 2002


BONDS--32.3%

                                                          Ratings
                                                 -------------------------
                                                  Fitch
                                                  IBCA,            Standard   Market
                                                  Duff &             and      Value
Par Value       Company                           Phelps   Moody's  Poor's   (Note 1)
-------------   -------                          --------  ------- -------- -----------

                [_] ELECTRIC--15.9%
  $ 4,975,987   AES Ironwood Corp.
                8.857%, due 11/30/25............ Not Rated  Ba2      BB-    $ 3,747,908
/#/23,571,000   Cleveland Electric Illuminating
                9%, due 7/01/23................. BBB        Baa2     BBB     24,929,915
/#/18,050,000   Comed Financing II
                8 1/2%, due 1/15/27............. Not Rated  Baa2     BBB     20,529,619
    7,500,000   Commonwealth Edison Co.
                9 7/8%, due 6/15/20............. A-         A3       A-       8,885,100
/#/10,000,000   Commonwealth Edison Co.
                8 3/8%, due 2/15/23............. A-         A3       A-      10,570,450
    6,000,000   Dayton Power and Light
                8.15% due 1/15/26............... AA         A2       BBB+     6,097,014
/#/24,000,000   Dominion Resources Capital Trust
                7.83%, due 12/01/27............. Not Rated  Baa2     BBB-    24,792,456
    5,000,000   Gulf States Utilities
                8.94%, due 1/01/22.............. Not Rated  Baa3     BBB-     5,238,075
    1,000,000   Houston Lighting
                8 3/4%, due 3/01/22............. A-         A3       BBB      1,043,329
   19,800,000   Hydro--Quebec
                9 3/4%, due 1/15/18............. AA-        A1       A+      20,225,324
    5,000,000   Illinois Power Co.
                7 1/2, due 7/15/25.............. BB-        B1       B+       3,800,000
   #5,000,000   Progress Energy Inc.
                7 3/4% 3/1/31................... Not Rated  Baa1     BBB      5,469,920
    9,000,000   PSEG Power
                8 5/8% 4/15/31.................. Not Rated  Baa1     BBB      8,990,946
   15,830,000   Public Service Co. of Colorado
                8 3/4%, due 3/01/22............. BBB        Baa1     BBB+    16,314,841
   22,750,000   Puget Capital Trust
                8.231%, due 6/01/27............. Not Rated  Ba1      BB      23,347,711

    The accompanying note is an integral part of this financial statement.

                          DNP SELECT INCOME FUND INC.
                     STATEMENT OF NET ASSETS--(Continued)
                                  (UNAUDITED)
                              September 30, 2002

                                                       Ratings
                                              -------------------------
                                               Fitch
                                               IBCA,            Standard    Market
                                               Duff &             and       Value
Par Value       Company                        Phelps   Moody's  Poor's    (Note 1)
-------------   -------                       --------  ------- -------- ------------
  $13,000,000   Southern Co. Capital Trust
                8.14%, due 2/15/27........... Not Rated  Baa1     BBB+   $ 14,418,300
    5,500,000   Texas Utilities Corp.
                7 7/8%, due 3/1/23........... A-         A3       BBB       5,774,626
   12,000,000   UtiliCorp United Inc.
                8%, due 3/01/23.............. BBB-       Ba2      BBB-      8,313,384
/#/10,000,000   Virginia Electric & Power Co.
                8 5/8%, due 10/01/24......... Not Rated  A2       A        11,157,470
/#/17,700,000   Virginia Electric & Power Co.
                8 1/4%, due 3/01/25.......... Not Rated  A2       A        19,569,952
                                                                         ------------
                                                                          243,216,340
                [_] GAS--3.7%
    5,125,000   ANR Pipeline Co.
                9 5/8%, due 11/01/21......... Not Rated  Baa2     BBB+      4,675,251
    5,000,000   KN Energy Inc.
                7 1/4%, due 3/01/28.......... BBB        Baa2     BBB       5,186,490
   10,000,000   Northern Border Partners L.P.
                8 7/8%, due 6/15/10.......... BBB+       Baa2     BBB+     11,867,520
    6,488,000   Southern Union Co.
                7.60%, due 2/01/24........... BBB        Baa3     BBB+      6,463,229
    8,850,000   Southern Union Co.
                81/4%, due 11/15/29.......... BBB        Baa3     BBB+      9,468,190
   10,000,000   TE Products Pipeline Co.
                7.51%, due 1/15/28........... Not Rated  Baa3     BBB       9,454,620
    9,000,000   Trans-Canada Pipeline
                9 1/8%, due 4/20/06.......... Not Rated  A3       BBB+     10,528,218
                                                                         ------------
                                                                           57,643,518
                                                                         ------------

                [_] TELECOMMUNICATION--9.4%
/#/19,000,000   AT&T Corp.
                8.35%, due 1/15/25........... BBB+       Baa2     BBB+     17,485,985
   15,000,000   AT&T Wireless Services Inc.
                83/4%, due 3/01/31........... BBB        Baa2     BBB      10,826,325

    The accompanying note is an integral part of this financial statement.

                          DNP SELECT INCOME FUND INC.
                     STATEMENT OF NET ASSETS--(Continued)
                                  (UNAUDITED)
                              September 30, 2002

                                                      Ratings
                                            --------------------------
                                              Fitch
                                              IBCA,            Standard    Market
                                              Duff &             and       Value
Par Value        Company                      Phelps   Moody's  Poor's    (Note 1)
--------------   -------                    ---------  ------- -------- ------------
/#/$10,000,000   Bell South Capital Funding
                 7 7/8% 2/15/30............ AA-         Aa3      A+     $ 12,064,990
 /#/25,000,000   British Telecom PLC
                 8 5/8%, due 12/15/30...... Not Rated   Baa1     A-       30,251,275
     5,000,000   Centurytel Inc.
                 6 7/8%, due 1/15/28....... Not Rated   Baa2     BBB+      4,449,365
    10,000,000   Centurytel Inc.
                 8 3/8%, due 10/15/10...... Not Rated   Baa2     BBB+     11,102,820
    12,000,000   GTE California Inc.
                 8.07%, due 4/15/24........ AA          AA3      A+       12,456,504
     2,835,000   GTE Corp.
                 9.10 %, due 6/01/03....... Not Rated   A2       A+        2,916,259
    17,625,000   GTE Corp.
                 7.90%, due 2/01/27........ Not Rated   A2       A+       18,437,830
     9,000,000   New York Telephone Co.
                 7 5/8%, due 2/01/23....... AA          A1       A+        8,988,453
     9,000,000   Tele-Commun Inc.
                 9.80%, due 2/01/12........ BBB+        Baa3     BBB+      8,973,252
     5,000,000   Vodafone Group PLC
                 7 7/8% 2/15/30............ Not Rated   A2       A         5,708,260
                                                                        ------------
                                                                         143,661,318
                                                                        ------------

                 [_] NON-UTILITY--3.3%
 /#/17,500,000   Continental Cablevision
                 91/2%, due 8/01/13........ Not Rated   Baa3     BBB+     16,986,760
     8,000,000   Dayton Hudson Corp.
                 9 7/8%, due 7/01/20....... A           A2       A+       11,484,568
    19,940,000   EOP Operating LP
                 71/2%, due 4/19/29........ BBB+        Baa1     BBB+     21,746,664
                                                                        ------------
                                                                          50,217,992
                                                                        ------------
                 Total Bonds (Cost--$496,432,969)......................  494,739,168
                                                                        ------------

    The accompanying note is an integral part of this financial statement.

                          DNP SELECT INCOME FUND INC.
                     STATEMENT OF NET ASSETS--(Continued)
                                  (UNAUDITED)
                              September 30, 2002

                                                                                                Market
                                                                                                Value
                                                                                               (Note 1)
                                                                                            --------------

U.S. TREASURY OBLIGATIONS--1.5%
/#/$19,400,000          U.S. Treasury Notes
                        10 3/4%, due 5/15/03............................................... $   20,517,789
     2,000,000          U.S. Treasury Bonds
                        10 3/4%, due 8/15/05...............................................      2,487,344
                                                                                            --------------
                        Total U.S. Treasury Obligations (Cost--$23,796,094)................     23,005,133
                                                                                            --------------

U.S. GOVERNMENT AGENCY OBLIGATIONS--4.4%
 /#/65,000,000          Federal Home Loan Mortgage Corp.
                        9 3/4%, due 2/14/03................................................     66,951,950
                                                                                            --------------
                        Total U.S. Government Agency Obligations (Cost--$70,759,000).......     66,951,950
                                                                                            --------------

COMMERCIAL PAPER--5.2%
    30,000,000          Citicorp
                        1.73%, due 10/03/02................................................     29,997,117
    50,000,000          General Electric Capital Corp.
                        1.77%, due 10/08/02................................................     49,982,791
                                                                                            --------------
                        Total Commercial Paper (Amortized Cost--$79,979,908)...............     79,979,908
                                                                                            --------------

CASH AND OTHER ASSETS LESS LIABILITIES--(1.3%).............................................   (193,898,720)
                                                                                            --------------

REMARKETED PREFERRED STOCK
  ($.001 par value per share; 100,000,000 shares authorized and 5,000 shares issued and
  outstanding; liquidation preference $100,000 per share)................................     (500,000,000)
                                                                                            ==============

NET ASSETS APPLICABLE TO COMMON STOCK
(equivalent to $7.10 per share of common stock based on 215,418,475 shares of common stock outstanding; authorized 250,000,000 shares).............................................. $1,530,029,885
                                                                                            ==============

** Dividends currently are deferred.
/#/ This security, or a portion of this security, is out on loan at September 30, 2002. Total loaned securities had a market value of $471,284,955 at September 30, 2002.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets applicable to common shares of the Fund.

--------
(1)The market values for securities are determined as follows: Securities traded on a national securities exchange or traded over-the-counter and quoted on the NASDAQ System are valued at last sales prices. Securities so traded for which there were no sales and other securities are valued at the mean of the most recent bid-asked quotations. Bonds not traded on a securities exchange nor quoted on the NASDAQ System are valued at fair value using a procedure determined in good faith by the Board of Directors which includes the use of a pricing service. Each money market instrument having a maturity of 60 days or less is valued on an amortized cost basis. Other assets and securities are valued at a fair value, as determined in good faith by the Board of Directors.

Board of Directors

WALLACE B. BEHNKE

HARRY J. BRUCE

FRANKLIN A. COLE

GORDON B. DAVIDSON

CONNIE K. DUCKWORTH

ROBERT J. GENETSKI

CLAIRE V. HANSEN, CFA

FRANCIS E. JEFFRIES, CFA

NANCY LAMPTON

CARL F. POLLARD

DAVID J. VITALE

Officers

CLAIRE V. HANSEN, CFA
Chairman

NATHAN I. PARTAIN, CFA
President and Chief Executive Officer

T. BROOKS BEITTEL, CFA
Senior Vice President, Secretary and Treasurer

MICHAEL SCHATT
Senior Vice President

JOSEPH C. CURRY, JR.
Vice President

DIANNA P. WENGLER
Assistant Secretary

DNP Select
Income Fund Inc.

Common stock listed on the New York Stock Exchange under the symbol DNP

55 East Monroe Street
Chicago, Illinois 60603
(312) 368-5510

Shareholder inquiries please contact

Transfer Agent
Dividend Disbursing
Agent and Custodian

The Bank of New York
Shareholder Relations
Church Street Station
P.O. Box 11258
New York, New York 10286-1258
(877) 381-2537

Investment Adviser

Duff & Phelps
Investment Management Co.
55 East Monroe Street
Chicago, Illinois 60603

Administrator

J.J.B. Hilliard, W.L. Lyons, Inc.
Hilliard Lyons Center
Louisville, Kentucky 40202
(888) 878-7845

Legal Counsel

Mayer, Brown, Rowe & Maw
190 South LaSalle Street
Chicago, Illinois 60603

Independent Public Accountants

Ernst & Young LLP
233 South Wacker Drive
Chicago, Illinois 60606

                                                                      DNP Select
                                                                Income Fund Inc.

                                                                           Third
                                                                  Quarter Report


                                                                       September
                                                                        30, 2002
[Artwork]